UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 500
Honolulu, Hawaii  96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 10, 2022, the Board of Directors (the “Board”) of Barnwell Industries, Inc. (the “Company”) appointed Mr. Francis J. Kelly to serve as a director on the Board, effective immediately.  The Board has determined that Mr. Kelly is independent for the purposes of Section 803A of the NYSE American Company Guide.

Mr. Kelly’s background in investment banking and the investment community gives him significant insight into corporate operations, investment opportunities, commodities and business issues facing the Company, and his experience on numerous boards as well as a policy advisor will bring significant strategic, consensus-building and management skills to the Company.  Since 2021, Mr. Kelly has served as the Managing Partner of Fulcrum Macro Advisors LLC, an advisory firm that he founded which provides advice to clients as to the public policy decision-making process and its impact on global markets. Prior to founding Fulcrum Macro Advisors LLC, he served as Global Coordinator for Government & Public Affairs and head of the Direct Investment Advisory Group at Deutsche Bank. Mr. Kelly also is an advisor to the Scowcroft Group, a global business advisory firm with an emphasis on emerging markets, and Adjunct Professor at The Catholic University School of Business, where he teaches business intelligence, political risk, and strategic planning. Mr. Kelly was previously a member of the Securities and Exchange Commission Senior Staff, Senior Policy Advisor to the Chairman of the SEC and Chief Spokesman for the Commission.

There is no arrangement or understanding pursuant to which Mr. Kelly was selected as a director.

A copy of the press release announcing Mr. Kelly’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated March 10, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 2022

BARNWELL INDUSTRIES, INC.

By:	/s/ Russell M. Gifford
	Name:	Russell M. Gifford
	Title:	Executive Vice President and Chief Financial Officer